The Lord Abbett Family of Funds1

Supplement dated December 6, 2019

to the Statements of Additional Information

The following section is added to “Additional Information on Portfolio Investments, Risks, and Techniques” on page 2-34 of part II of the statements of additional information:

Securities Lending. Each Fund, other than Lord Abbett Inflation Focused Fund, may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may recall a loaned security in order to sell the security. The Fund also may recall a loaned security in order to exercise its voting rights, but it may not always choose to do so. The risks in lending portfolio securities include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If the loaned securities are not available to the Fund on a timely basis, the Fund may lose the opportunity to sell the securities at a desirable price or the Fund’s ability to vote the securities may be impaired. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. Securities loans are made to broker-dealers and other institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations as may be permitted under the Fund’s securities lending program at least equal at all times to 100% of the market value of the securities on loan, marked-to-market daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Because the Fund’s obligation to return the collateral does not change even if the securities in which the collateral is invested decline in value, the Fund bears the risk of any loss on the investment of the collateral. Any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

The Fund did not participate in any securities lending activities during its most recently completed fiscal year.

Please retain this document for your future reference.

1	When used in this supplement, the term the “Fund” refers to each of the Lord Abbett Funds, other than Lord Abbett Inflation Focused Fund.